                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):  August 21, 1996

                               CIT RV Trust 1996-B
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                  (Exact name of registrant as specified in its charter)

                                    Delaware
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                      (State or other jurisdiction of incorporation)

             0-28744
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       (Commission File Number)               (IRS Employer Identification No.)

                   c/o Mellon Bank (DE), National Association
                             919 North Market Street
                           Wilmington, Delaware 19801

              (Address of principal executive offices and zip code)

            Registrant's telephone number, including area code: (412) 234-4694

                                       N/A
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             (Former name or former address, if changed since last report.)

      Item 2.     Acquisition or Disposition of Assets.

                  On August 21, 1996 The CIT Group Securitization Corporation II (the "Company") sold $88,000,000 aggregate principal amount of Class A-1 6.00% Asset-Backed Notes, $75,000,000 aggregate principal amount of Class A-2 6.40% Asset-Backed Notes and $62,600,000 aggregate principal amount of Class A-3 6.65% Asset-Backed Notes (the "Notes") and $14,400,000 aggregate principal amount of 7.10% Asset-Backed Certificates (the "Certificates"). The Certificates have the benefit of certain funds deposited in a reserve account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus supplement dated August 14, 1996 to the prospectus dated July 24, 1996 (the "Prospectus").

                  The Certificates represent an ownership interest in the CIT RV Trust 1996-B (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.1.

                  The property of the Trust primarily consists of a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $75,723,906 which was deposited in a Pre-Funding Account and $730,838 which was deposited in a Capitalized Interest Account. Amounts on deposit in the Pre-Funding Account will be used to purchase additional simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and amounts on deposit in the Capitalized Interest Account will be used, to the extent necessary, to make payments of interest on the Notes and Certificates while funds remain on deposit in the Pre-Funding Account, all as described in the Prospectus.

                  All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as Exhibit 10.1, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement.

                  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

      Item 7.     Financial Statements and Exhibits.

      (c)  Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

  Exhibit No.  Description
  -----------  -----------

          1.1  Underwriting   Agreement  among  The  CIT  Group   Securitization
               Corporation II, The CIT Group/Sales Financing, Inc., The CIT Group Holdings, Inc. and Salomon Brothers Inc on behalf of itself and as representative of the several underwriters dated August 14, 1996.

          4.1 Indenture between the CIT RV Trust 1996-B and The Bank of New York, as Indenture Trustee, dated as of August 1, 1996.

          4.2 Trust Agreement between The CIT Group Securitization Corporation II and Mellon Bank (DE), National Association, as Owner Trustee, dated as of August 1, 1996.

          4.3 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and the CIT RV Trust 1996-B, dated as of August 1, 1996.

          10.1 Purchase Agreement between The CIT Group/Sales Financing, Inc. and The CIT Group Securitization Corporation II, dated as of August 1, 1996.


                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
      1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CIT RV TRUST 1996-B

                               By:   Mellon Bank
                                     (DE), National Association, as Owner
                                     Trustee

                               By:    /s/ E.D. RENN
                                     ---------------
                               Name:  E.D. Renn
                               Title: Vice President




      Dated:    August 30, 1996